                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 13, 1997


                             STYLES ON VIDEO, INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      1-11836                 95-4389082
        -----------                  --------------           -------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
  incorporation or organization)                          Identification Number)



                          667 Rancho Conejo Boulevard
                        Newbury Park, California  91320
        ---------------------------------------------------------------
             (Address of principal executive offices and Zip Code)


                                (805) 375-0996
        ---------------------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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On June 13, 1997, following the approval of the stockholders of Styles On Video,
Inc. (the "Company"), the Company, Forever Yours, Inc., a wholly owned subsidiary of the Company ("FYI"), and Dycam Inc., a majority owned subsidiary of the Company ("Dycam"), completed the series of related transactions with Hasco International, Inc. ("Hasco") described in the Proxy Statement, dated May 23, 1997, of the Board of Directors of the Company (the "1997 Proxy Statement") under the caption "Proposal No. 5--Sale of FYI Business" (the "FYI Sale").

In connection with the FYI Sale, the parties entered into two amendments to the Purchase Agreement (as defined in the 1997 Proxy Statement). The first amendment extended the termination date of the Purchase Agreement to facilitate the closing and the second amendment effected certain minor modifications to the purchase price provisions of the Purchase Agreement to properly account for the conversion of certain hospital contracts from FYI to Hasco prior to the closing.

At the closing, FYI repaid a portion of the Hasco Loan (as defined in the 1997 Proxy Statement) through a cash payment of $150,000, and the balance of the Hasco Loan not assumed by Hasco ($52,220) was deducted from the gross purchase price of $4,385,140. Other adjustments to the purchase price pursuant to the Purchase Agreement, as amended, resulted in a total adjusted purchase price of $4,030,610. Of this amount, $2,994,820 was paid to FYI at closing, and the balance of $1,035,790, subject to further adjustment pursuant to the Purchase Agreement, as amended, will be paid in installments over a period of three years.

For additional information concerning the FYI Sale and the terms of the Purchase Agreement and related agreements, reference is made to the disclosures in the 1997 Proxy Statement under the caption "Proposal No. 5--Sale of FYI Business."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Financial Statements of Businesses Acquired.  Not applicable.

(b) Pro Forma Financial Information. Incorporated by reference to the disclosures in the 1997 Proxy Statement under the caption "Proposal No. 5-- Sale of FYI Business--Pro Forma Results."

(c) Exhibits. See the exhibit list following the signature page to this Report.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STYLES ON VIDEO, INC.
                                                    (Registrant)
Date:  June 26, 1997


                                        By: /s/ K. Eugene Shutler,
                                           ----------------------------
                                               K. Eugene Shutler,
                                            Chief Executive Officer
                                           and Chairman of the Board

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                                 EXHIBIT INDEX

 Exhibit
  Number               Description of Exhibit                           Method of Filing
   10.1   Asset Purchase Agreement by and among         Incorporated by reference to Exhibit 10.38
          Forever Yours, Inc., Styles On Video,         to Styles On Video, Inc.'s Form 10-KSB,
          Inc., Hasco International Inc. and Hasco      for the period ending December 31, 1995
          Holdings Corp., dated as of January 31,
          1997
   10.2   Mutual Release by and between Forever         Incorporated by reference to Exhibit 10.39
          Yours, Inc. and Hasco International, Inc.,    to Styles On Video, Inc.'s Form 10-KSB,
          dated as of February 4, 1997                  for the period ending December 31, 1995
   10.3   Mutual Release by and between Styles On       Incorporated by reference to Exhibit 10.40
          Video, Inc. and Hasco International, Inc.,    to Styles On Video, Inc.'s Form 10-KSB,
          dated as of February 4, 1997                  for the period ending December 31, 1995
   10.4   Mutual Release by and between Dycam, Inc.     Incorporated by reference to Exhibit 10.41
          and Hasco International, Inc. dated as of     to Styles On Video, Inc.'s Form 10-KSB,
          February 4, 1997                              for the period ending December 31, 1995
   10.5   Loan Agreement by and among Forever Yours,    Incorporated by reference to Exhibit 10.42
          Inc., Styles On Video, Inc. and Hasco         to Styles On Video, Inc.'s Form 10-KSB,
          International, Inc., dated as of January      for the period ending December 31, 1995
          31, 1997
   10.6   Revolving Note by and between Forever         Incorporated by reference to Exhibit 10.43
          Yours, Inc. and Hasco International, Inc.     to Styles On Video, Inc.'s Form 10-KSB,
          dated as of January 31, 1997                  for the period ending December 31, 1995
   10.7   Security Agreement by Forever Yours, Inc.     Incorporated by reference to Exhibit 10.44
          in favor of Hasco International, Inc.         to Styles On Video, Inc.'s Form 10-KSB,
          dated as of January 31, 1997                  for the period ending December 31, 1995

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

 Exhibit
  Number       Description of Exhibit                           Method of Filing
   10.8   First Amendment to the Asset Purchase         Filed electronically herewith
          Agreement, by and among Forever Yours,
          Inc., Styles On Video, Inc., Hasco
          International Inc. and Hasco Holdings
          Corp., dated as of May 30, 1997
   10.9   Second Amendment to the Asset Purchase        Filed electronically herewith
          Agreement, by and among Forever Yours,
          Inc., Styles On Video, Inc., Hasco
          International Inc. and Hasco Holdings
          Corp., dated as of June 13, 1997

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